                                                                    Exhibit 99.3

                                        a

                           CNA FINANCIAL CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                                    APPENDIX

                                 FOR YEARS ENDED

                           DECEMBER 31, 2002 AND 2003

                            CNA FINANCIAL CORPORATION
                                TABLE OF CONTENTS
                           DECEMBER 31, 2002 AND 2003

In the first quarter of 2004, CNA revised its reportable segment structure to reflect changes in how it manages its core operations and makes business decisions. The information provided in this document conforms previous supplemental financial information as if the 2004 segment changes occurred in the first quarter of 2002.

                                                             PAGE
                                                             ----
Supplemental Financial Information                           i-ii
2002 Historical Results of Operations                         1-6
2003 Historical Results of Operations                        7-12
2002 Historical Impact of Significant Items*                13-16
2003 Historical Impact of Significant Items*                17-20
2002 Historical Property & Casualty Insurance
   Claim & Claim Adjustment Expense Reserve Data               21
2003 Historical Property & Casualty Insurance
   Claim & Claim Adjustment Expense Reserve Data               22

* There were no significant items reported at March 31, 2002 and 2003.

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

DEFINITIONS AND PRESENTATION

-        P&C OPERATIONS includes Standard Lines and Specialty Lines.

- LIFE & GROUP NON-CORE segment primarily includes the results of the life and group lines of business that are held for sale, or have been sold or placed in run-off.

- CORPORATE & OTHER NON-CORE segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re (formerly a stand-alone property and casualty segment). This segment also includes the results related to the centralized adjusting and settlement of APMT claims.

- P&C COMPANIES includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

- Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, acquisition expenses and underwriting expenses.

- The Loss & LAE ratio represents claim and claim adjustment expenses as a percentage of net earned premiums.

- The expense ratio is the percentage of underwriting expenses, acquisition expenses and dividends, including the amortization of deferred acquisition costs, to net earned premiums.

- The dividend ratio is the ratio of dividends incurred to net earned premiums.

- Limited partnerships (LPs) are a relatively small portion of CNA's overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

- All amounts are in millions, except for per share and ratio information.

-        Certain immaterial differences are due to rounding.

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP FINANCIAL MEASURES

This financial supplement appendix presents certain GAAP and non-GAAP financial measures to provide information used by management to monitor the Company's operating performance. Management utilizes various financial measures to monitor the Company's insurance operations and investment portfolio. Underwriting results, which are derived from certain income statement amounts, are considered non-GAAP financial measures and are used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored through analysis of various quantitative and qualitative factors, and certain decisions related to the sale or impairment of investments produce realized gains and losses. Net realized investment gains and losses, which are comprised of after-tax realized investment gains and losses net of participating policyholders' and minority interest, are a non-GAAP financial measure.

Underwriting results are computed as net earned premiums less net incurred claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses. Management uses underwriting results and operating ratios to monitor insurance operations' results without the impact of certain factors, including investment income, other revenues, other expenses, minority interest, income tax benefit (expense) and net realized investment gains (losses). Management excludes these factors in order to analyze the direct relationship between the net earned premiums and the related claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses.

Management excludes after-tax net realized investment gains or losses when analyzing the insurance operations because net realized investment gains or losses related to the Company's available-for-sale investment portfolio are largely discretionary, except for losses related to other-than-temporary impairments, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance.

Operating ratios are calculated using insurance results and are used by the insurance industry and regulators such as state departments of insurance and the National Association of Insurance Commissioners for financial regulation and as a basis of comparison among companies. The ratios presented in this financial supplement appendix are calculated using GAAP financial results and include the loss and loss adjustment expense ratio (loss ratio) as well as the expense, dividend and combined ratios. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

The Company's investment portfolio is monitored by management through analyses of various factors including unrealized gains and losses on securities, portfolio duration and exposure to interest rate, market and credit risk. Based on such analyses, the Company may impair an investment security in accordance with its policy, or sell a security. Such activities will produce realized gains and losses.

While management uses various non-GAAP financial measures to monitor various aspects of the Company's performance, relying on any measure other than net income, which is the most directly comparable GAAP measure to underwriting results and realized gains and losses, is not a complete representation of financial performance. Management believes that its process of evaluating performance through the use of these non-GAAP financial measures provides a basis for understanding the operations and the impact to net income as a whole. Management also believes that investors find these non-GAAP financial measures described above useful to help interpret the underlying trends and performance, as well as to provide visibility into the significant components of net income.

                                      2002

                        HISTORICAL RESULTS OF OPERATIONS

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - STANDARD LINES

                                                                                             2002

                (In millions)                                      Q1            Q2           Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $    1,811    $    1,417   $    1,442    $    1,234    $    5,904
Net written premiums                                                1,255         1,244        1,216         1,040         4,755
Net earned premiums                                                 1,186         1,196        1,156         1,140         4,678
Claim and claim adjustment expenses                                   905           922          761           830         3,418
Acquisition expenses                                                  232           224          194           225           875
Underwriting expenses                                                 150           143          156           155           604
Policyholders' dividends                                               16            15           26            16            73
Restructuring & other related costs                                     -             -            -            (2)           (2)
                                                               ----------    ----------   ----------    ----------    ----------
Underwriting (loss) income                                           (117)         (108)          19           (84)         (290)
                                                               ----------    ----------   ----------    ----------    ----------
Net investment income                                                 119           154           86           116           475
Other revenues                                                        112            82           80            81           355
Other expenses                                                         83            69           79            77           308
Non-insurance restructuring & other related costs                       -             -            -            (6)           (6)
                                                               ----------    ----------   ----------    ----------    ----------
Income before income tax, minority interest
     and net realized investment gains (losses)                        31            59          106            42           238
Income tax expense                                                     (5)          (15)         (36)            -           (56)
Minority interest                                                      (2)           (1)           -           (10)          (13)
                                                               ----------    ----------   ----------    ----------    ----------
Income before net realized investment gains (losses)                   24            43           70            32           169
Realized investment gains (losses)                                      8           (33)         (37)          (57)         (119)
Income tax (expense) benefit on realized
     investment gains (losses)                                         (3)           11           13            19            40
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) from continuing operations                               29            21           46            (6)           90
Cumulative effect of a change in accounting principle                 (43)            -            -             -           (43)
                                                               ----------    ----------   ----------    ----------    ----------
Net (loss) income                                              $      (14)   $       21   $       46    $       (6)   $       47
                                                               ==========    ==========   ==========    ==========    ==========

FINANCIAL RATIOS
Loss & LAE                                                           76.3%         77.0%        65.8%         72.9%         73.1%
Acquisition expense                                                  19.5          18.7         16.8          19.7          18.7
Underwriting expense                                                 12.7          12.0         13.5          13.6          12.8
Dividends                                                             1.4           1.3          2.2           1.4           1.6
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   33.6          32.0         32.5          34.7          33.1
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      109.9%        109.0%        98.3%        107.6%        106.2%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - SPECIALTY LINES

                                                                                             2002

                (In millions)                                      Q1            Q2           Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $      461    $      466   $      581    $      558    $    2,066
Net written premiums                                                  335           376          424           439         1,574
Net earned premiums                                                   326           353          366           406         1,451
Claim and claim adjustment expenses                                   226           248          311           281         1,066
Acquisition expenses                                                   65            64           74            65           268
Underwriting expenses                                                  37            40           41            40           158
Policyholders' dividends                                                1             -            1             1             3
Restructuring & other related costs                                     -             -            -            (1)           (1)
                                                               ----------    ----------   ----------    ----------    ----------
Underwriting (loss) income                                             (3)            1          (61)           20           (43)
                                                               ----------    ----------   ----------    ----------    ----------
Net investment income                                                  42            54           30            46           172
Other revenues                                                         25            31           30            22           108
Other expenses                                                         19            26           28            21            94
Non-insurance restructuring & other related costs                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before income tax, minority interest
     and net realized investment gains (losses)                        45            60          (29)           67           143
Income tax (expense) benefit                                          (14)          (19)          13           (20)          (40)
Minority interest                                                      (3)           (4)          (1)           (5)          (13)
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before net realized investment gains (losses)            28            37          (17)           42            90
Realized investment gains (losses)                                      2           (16)         (11)          (14)          (39)
Income tax (expense) benefit on realized
     investment gains (losses)                                         (1)            5            4             6            14
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) from continuing operations                               29            26          (24)           34            65
Cumulative effect of a change in accounting principle                  (5)            -            -             -            (5)
                                                               ----------    ----------   ----------    ----------    ----------
Net income (loss)                                              $       24    $       26   $      (24)   $       34    $       60
                                                               ==========    ==========   ==========    ==========    ==========

FINANCIAL RATIOS
Loss & LAE                                                           69.4%         70.2%        84.9%         69.4%         73.5%
Acquisition expense                                                  19.9          18.1         20.2          16.1          18.5
Underwriting expense                                                 11.3          11.2         11.5           9.5          10.8
Dividends                                                             0.2           0.2          0.2           0.2           0.2
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   31.4          29.5         31.9          25.8          29.5
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      100.8%         99.7%       116.8%         95.2%        103.0%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - PROPERTY & CASUALTY OPERATIONS

                                                                                             2002

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $    2,272    $    1,883   $    2,023    $    1,792    $    7,970
Net written premiums                                                1,590         1,620        1,640         1,479         6,329
Net earned premiums                                                 1,512         1,549        1,522         1,546         6,129
Claim and claim adjustment expenses                                 1,131         1,170        1,072         1,111         4,484
Acquisition expenses                                                  297           288          268           290         1,143
Underwriting expenses                                                 187           183          197           195           762
Policyholders' dividends                                               17            15           27            17            76
Restructuring & other related costs                                     -             -            -            (3)           (3)
                                                               ----------    ----------   ----------    ----------    ----------
Underwriting loss                                                    (120)         (107)         (42)          (64)         (333)
                                                               ----------    ----------   ----------    ----------    ----------
Net investment income                                                 161           208          116           162           647
Other revenues                                                        137           113          110           103           463
Other expenses                                                        102            95          107            98           402
Non-insurance restructuring & other related costs                       -             -            -            (6)           (6)
                                                               ----------    ----------   ----------    ----------    ----------
Income before income tax, minority interest
     and net realized investment gains (losses)                        76           119           77           109           381
Income tax expense                                                    (19)          (34)         (23)          (20)          (96)
Minority interest                                                      (5)           (5)          (1)          (15)          (26)
                                                               ----------    ----------   ----------    ----------    ----------
Income before net realized investment gains (losses)                   52            80           53            74           259
Realized investment gains (losses)                                     10           (49)         (48)          (71)         (158)
Income tax (expense) benefit on realized
     investment gains (losses)                                         (4)           16           17            25            54
                                                               ----------    ----------   ----------    ----------    ----------
Income from continuing operations                                      58            47           22            28           155
Cumulative effect of a change in accounting principle                 (48)            -            -             -           (48)
                                                               ----------    ----------   ----------    ----------    ----------
Net income                                                     $       10    $       47   $       22    $       28    $      107
                                                               ==========    ==========   ==========    ==========    ==========

FINANCIAL RATIOS
Loss & LAE                                                           74.8%         75.5%        70.4%         72.0%         73.2%
Acquisition expense                                                  19.6          18.6         17.6          18.8          18.7
Underwriting expense                                                 12.4          11.8         13.0          12.4          12.3
Dividends                                                             1.1           1.0          1.7           1.1           1.2
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   33.1          31.4         32.3          32.3          32.2
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      107.9%        106.9%       102.7%        104.3%        105.4%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - LIFE & GROUP NON-CORE

                                                                                             2002

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Net earned premiums                                            $    1,178    $    1,097   $      568    $      565    $    3,408
Insurance claims & policyholders' benefits                          1,080         1,034          530           566         3,210
Policyholders' dividends                                                -             3            4             3            10
Insurance related expenses                                            247           209          166           170           792
Restructuring & other related costs                                     -             -            -            (1)           (1)
Net investment income                                                 202           206          203           210           821
Other revenues                                                         50            52           53            44           199
Other expenses                                                         26            26           27            24           103
Non-insurance restructuring & other related costs                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income before income tax, minority interest
    and net realized investment gains (losses)                         77            83           97            57           314
Income tax expense                                                    (26)          (29)         (33)          (20)         (108)
Minority interest                                                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income before net realized investment gains (losses)                   51            54           64            37           206
Realized investment gains (losses)                                     22           (83)         (14)         (100)         (175)
Income tax (expense) benefit on realized
    investment gains (losses)                                          (8)           30            4            34            60
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) from continuing operations                               65             1           54           (29)           91
Loss from discontinued operations                                     (35)            -            -             -           (35)
Cumulative effect of a change in accounting principle                  (8)            -            -             -            (8)
                                                               ----------    ----------   ----------    ----------    ----------
Net income (loss)                                              $       22    $        1   $       54    $      (29)   $       48
                                                               ==========    ==========   ==========    ==========    ==========

P&C COMPANY INFORMATION

                                                                                             2002

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $      953    $      864   $      343    $      387    $    2,547
Net written premiums                                                  740           658          122           162         1,682
Net earned premiums                                                   732           654          121           126         1,633
Underwriting loss                                                     (38)          (40)         (46)         (101)         (225)

FINANCIAL RATIOS
Loss & LAE                                                           90.2%         93.3%       118.4%        153.8%         98.4%
Acquisition expense                                                   2.5           3.0          6.1          11.6           3.7
Underwriting expense                                                 12.6           9.7         13.8          14.8          11.7
Dividends                                                               -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   15.1          12.7         19.9          26.4          15.4
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      105.3%        106.0%       138.3%        180.2%        113.8%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - CORPORATE & OTHER NON-CORE

                                                                                             2002

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Net earned premiums                                            $      147    $      180   $      172    $      177    $      676
Insurance claims & policyholders' benefits                             82           160          217           153           612
Policyholders' dividends                                                -             -            -             -             -
Insurance related expenses                                             50            44           60            61           215
Restructuring & other related costs                                     -             -            -           (27)          (27)
Net investment income                                                  63            88           45            66           262
Other revenues                                                         (5)          (19)         (26)          (17)          (67)
Other expenses                                                         59            47           35            32           173
Non-insurance restructuring & other related costs                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before income tax, minority interest
    and net realized investment (losses) gains                         14            (2)        (121)            7          (102)
Income tax (expense) benefit                                           (7)            4           42            (6)           33
Minority interest                                                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before net realized investment (losses) gains             7             2          (79)            1           (69)
Realized investment (losses) gains                                    (31)          (30)          86            56            81
Income tax benefit (expense) on realized
    investment (losses) gains                                          13            11          (29)           (6)          (11)
                                                               ----------    ----------   ----------    ----------    ----------
(Loss) income from continuing operations                              (11)          (17)         (22)           51             1
Loss from discontinued operations                                       -             -            -             -             -
Cumulative effect of a change in accounting principle                  (1)            -            -             -            (1)
                                                               ----------    ----------   ----------    ----------    ----------
Net (loss) income                                              $      (12)   $      (17)  $      (22)   $       51    $        -
                                                               ==========    ==========   ==========    ==========    ==========

P&C COMPANY INFORMATION

                                                                                             2002

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $      852    $      693   $      703    $      690    $    2,938
Net written premiums                                                  203           167          162           110           642
Net earned premiums                                                   153           187          160           176           676
Underwriting loss                                                     (21)          (53)        (140)          (41)         (255)

FINANCIAL RATIOS
Loss & LAE                                                           57.2%         89.8%       128.3%         85.5%         90.4%
Acquisition expense                                                  28.5          19.8         24.9          30.3          25.7
Underwriting expense                                                 27.8          19.4         33.9           6.0          21.3
Dividends                                                               -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   56.3          39.2         58.8          36.3          47.0
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      113.5%        129.0%       187.1%        121.8%        137.4%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF TOTAL OPERATIONS

                                                                                             2002

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Net earned premiums                                            $    2,837    $    2,826   $    2,262    $    2,288    $   10,213
Insurance claims & policyholders' benefits                          2,293         2,364        1,819         1,830         8,306
Policyholders' dividends                                               17            18           31            20            86
Insurance related expenses                                            781           724          691           716         2,912
Restructuring & other related costs                                     -             -            -           (31)          (31)
Net investment income                                                 426           502          364           438         1,730
Other revenues                                                        182           146          137           130           595
Other expenses                                                        187           168          169           154           678
Non-insurance restructuring & other related costs                       -             -            -            (6)           (6)
                                                               ----------    ----------   ----------    ----------    ----------
Income before income tax, minority interest
    and net realized investment gains (losses)                        167           200           53           173           593
Income tax expense                                                    (52)          (59)         (14)          (46)         (171)
Minority interest                                                      (5)           (5)          (1)          (15)          (26)
                                                               ----------    ----------   ----------    ----------    ----------
Income before net realized investment gains (losses)                  110           136           38           112           396
Realized investment gains (losses)                                      1          (162)          24          (115)         (252)
Income tax benefit (expense) on realized
    investment gains (losses)                                           1            57           (8)           53           103
                                                               ----------    ----------   ----------    ----------    ----------
Income from continuing operations                                     112            31           54            50           247
Loss from discontinued operations                                     (35)            -            -             -           (35)
Cumulative effect of a change in accounting principle                 (57)            -            -             -           (57)
                                                               ----------    ----------   ----------    ----------    ----------
Net income                                                     $       20    $       31   $       54    $       50    $      155
                                                               ==========    ==========   ==========    ==========    ==========

P&C COMPANY INFORMATION

                                                                                             2002

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $    4,077    $    3,440   $    3,069    $    2,869    $   13,455
Net written premiums                                                2,533         2,445        1,924         1,751         8,653
Net earned premiums                                                 2,397         2,390        1,803         1,848         8,438
Underwriting loss                                                    (179)         (200)        (228)         (206)         (813)

FINANCIAL RATIOS
Loss & LAE                                                           78.4%         81.5%        79.0%         78.8%         79.4%
Acquisition expense                                                  15.0          14.4         17.4          19.4          16.3
Underwriting expense                                                 13.4          11.8         14.8          12.0          13.0
Dividends                                                             0.7           0.7          1.4           0.9           0.9
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   29.1          26.9         33.6          32.3          30.2
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      107.5%        108.4%       112.6%        111.1%        109.6%
                                                               ==========    ==========   ==========    ==========    ==========


                                      2003

                        HISTORICAL RESULTS OF OPERATIONS

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - STANDARD LINES

                                                                                             2003

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $    1,634    $    1,651   $    1,626    $    1,575    $    6,486
Net written premiums                                                1,273         1,087        1,028         1,173         4,561
Net earned premiums                                                 1,219         1,018        1,001         1,292         4,530
Claim and claim adjustment expenses                                   893           896        1,726           872         4,387
Acquisition expenses                                                  238           266          554           262         1,320
Underwriting expenses                                                 160           172          180           164           676
Policyholders' dividends                                               15            11           60            14           100
Restructuring & other related costs                                     -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Underwriting loss                                                     (87)         (327)      (1,519)          (20)       (1,953)
                                                               ----------    ----------   ----------    ----------    ----------
Net investment income                                                 129           105           55           118           407
Other revenues                                                         71            61           34            33           199
Other expenses                                                         63            60           35            34           192
Non-insurance restructuring & other related costs                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before income tax, minority interest
     and net realized investment gains                                 50          (221)      (1,465)           97        (1,539)
Income tax (expense) benefit                                           (5)           85          520            (8)          592
Minority interest                                                      (1)            2           (2)           (3)           (4)
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before net realized investment gains                     44          (134)        (947)           86          (951)
Realized investment gains                                               7           184           58           112           361
Income tax expense on realized
     investment gains                                                  (4)          (62)         (22)          (39)         (127)
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) from continuing operations                               47           (12)        (911)          159          (717)
Cumulative effect of a change in accounting principle                   -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Net income (loss)                                              $       47    $      (12)  $     (911)   $      159    $     (717)
                                                               ==========    ==========   ==========    ==========    ==========

FINANCIAL RATIOS
Loss & LAE                                                           73.3%         88.0%       172.4%         67.5%         96.8%
Acquisition expense                                                  19.5          26.1         55.3          20.3          29.1
Underwriting expense                                                 13.2          16.9         18.0          12.7          15.0
Dividends                                                             1.2           1.1          6.0           1.1           2.2
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   33.9          44.1         79.3          34.1          46.3
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      107.2%        132.1%       251.7%        101.6%        143.1%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - SPECIALTY LINES

                                                                                             2003

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $      628    $      614   $      717    $      670    $    2,629
Net written premiums                                                  476           487          528           547         2,038
Net earned premiums                                                   428           459          451           502         1,840
Claim and claim adjustment expenses                                   284           402          547           339         1,572
Acquisition expenses                                                   79            83          169            77           408
Underwriting expenses                                                  43            45           44            44           176
Policyholders' dividends                                                1             -            1             1             3
Restructuring & other related costs                                     -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Underwriting income (loss)                                             21           (71)        (310)           41          (319)
                                                               ----------    ----------   ----------    ----------    ----------
Net investment income                                                  49            53           47            52           201
Other revenues                                                         17            30           35            33           115
Other expenses                                                         13            25           30            32           100
Non-insurance restructuring & other related costs                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before income tax, minority interest
     and net realized investment gains                                 74           (13)        (258)           94          (103)
Income tax (expense) benefit                                          (24)            9          103           (29)           59
Minority interest                                                      (2)           (3)          15             -            10
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before net realized investment gains                     48            (7)        (140)           65           (34)
Realized investment gains                                               3            59           19            33           114
Income tax expense on realized
     investment gains                                                  (1)          (21)          (7)          (11)          (40)
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) from continuing operations                               50            31         (128)           87            40
Cumulative effect of a change in accounting principle                   -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Net income (loss)                                              $       50    $       31   $     (128)   $       87    $       40
                                                               ==========    ==========   ==========    ==========    ==========

FINANCIAL RATIOS
Loss & LAE                                                           66.3%         87.5%       121.2%         67.7%         85.4%
Acquisition expense                                                  18.4          18.2         37.4          15.3          22.2
Underwriting expense                                                 10.2           9.7          9.8           8.8           9.6
Dividends                                                             0.1           0.1          0.3           0.2           0.2
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   28.7          28.0         47.5          24.3          32.0
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                       95.0%        115.5%       168.7%         92.0%        117.4%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - PROPERTY & CASUALTY OPERATIONS

                                                                                             2003

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $    2,262    $    2,265   $    2,343    $    2,245    $    9,115
Net written premiums                                                1,749         1,574        1,556         1,720         6,599
Net earned premiums                                                 1,647         1,477        1,452         1,794         6,370
Claim and claim adjustment expenses                                 1,177         1,298        2,273         1,211         5,959
Acquisition expenses                                                  317           349          723           339         1,728
Underwriting expenses                                                 203           217          224           208           852
Policyholders' dividends                                               16            11           61            15           103
Restructuring & other related costs                                     -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Underwriting (loss) income                                            (66)         (398)      (1,829)           21        (2,272)
                                                               ----------    ----------   ----------    ----------    ----------
Net investment income                                                 178           158          102           170           608
Other revenues                                                         88            91           69            66           314
Other expenses                                                         76            85           65            66           292
Non-insurance restructuring & other related costs                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before income tax, minority interest
     and net realized investment gains                                124          (234)      (1,723)          191        (1,642)
Income tax (expense) benefit                                          (29)           94          623           (37)          651
Minority interest                                                      (3)           (1)          13            (3)            6
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before net realized investment gains                     92          (141)      (1,087)          151          (985)
Realized investment gains                                              10           243           77           145           475
Income tax expense on realized
     investment gains                                                  (5)          (83)         (29)          (50)         (167)
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) from continuing operations                               97            19       (1,039)          246          (677)
Cumulative effect of a change in accounting principle                   -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Net income (loss)                                              $       97    $       19   $   (1,039)   $      246    $     (677)
                                                               ==========    ==========   ==========    ==========    ==========

FINANCIAL RATIOS
Loss & LAE                                                           71.5%         87.8%       156.5%         67.5%         93.6%
Acquisition expense                                                  19.2          23.7         49.7          18.9          27.1
Underwriting expense                                                 12.3          14.6         15.5          11.7          13.4
Dividends                                                             1.0           0.8          4.2           0.8           1.6
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   32.5          39.1         69.4          31.4          42.1
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      104.0%        126.9%       225.9%         98.9%        135.7%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - LIFE & GROUP NON-CORE

                                                                                             2003

                (In millions)                                      Q1            Q2           Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Net earned premiums                                            $      586    $      603   $      611    $      576    $    2,376
Insurance claims & policyholders' benefits                            561           580          643           600         2,384
Policyholders' dividends                                                2             2            3             3            10
Insurance related expenses                                            200           193          184           177           754
Restructuring & other related costs                                     -             -            -             -             -
Net investment income                                                 203           211          204           203           821
Other revenues                                                         41            35           34            53           163
Other expenses                                                         24            21           21             -            66
Non-insurance restructuring & other related costs                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before income tax, minority interest
    and net realized investment (losses) gains                         43            53           (2)           52           146
Income tax (expense) benefit                                          (14)          (15)          11           (15)          (33)
Minority interest                                                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income before net realized investment (losses) gains                   29            38            9            37           113
Realized investment (losses) gains                                   (104)           53           60          (150)         (141)
Income tax benefit (expense) on realized
    investment (losses) gains                                          36           (18)         (21)           36            33
                                                               ----------    ----------   ----------    ----------    ----------
(Loss) income from continuing operations                              (39)           73           48           (77)            5
Loss from discontinued operations                                       -             -            -             -             -
Cumulative effect of a change in accounting principle                   -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Net (loss) income                                              $      (39)   $       73   $       48    $      (77)   $        5
                                                               ==========    ==========   ==========    ==========    ==========

P&C COMPANY INFORMATION

                                                                                             2003

                (In millions)                                      Q1            Q2           Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $      351    $      326   $      312    $      307    $    1,296
Net written premiums                                                  137           132          127           128           524
Net earned premiums                                                   130           132          128           130           520
Underwriting loss                                                     (58)          (71)        (102)         (119)         (350)

FINANCIAL RATIOS
Loss & LAE                                                          114.6%        125.4%       150.9%        166.3%        139.3%
Acquisition expense                                                  16.2          16.2         20.8          19.1          18.1
Underwriting expense                                                 14.1          12.3          7.8           5.5           9.8
Dividends                                                               -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   30.3          28.5         28.6          24.6          27.9
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      144.9%        153.9%       179.5%        190.9%        167.2%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF OPERATIONS - CORPORATE & OTHER NON-CORE

                                                                                             2003

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Net earned premiums                                            $      148    $      117   $       63    $      140    $      468
Insurance claims & policyholders' benefits                            114           176        1,051           118         1,459
Policyholders' dividends                                                -             -            1             -             1
Insurance related expenses                                             48            86          255            29           418
Restructuring & other related costs                                     -             -            -             -             -
Net investment income                                                  51            58           46            63           218
Other revenues                                                        (21)          (29)         (20)          (12)          (82)
Other expenses                                                          3             4            1            34            42
Non-insurance restructuring & other related costs                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                         13          (120)      (1,219)           10        (1,316)
Income tax (expense) benefit                                           (2)           45          431            (4)          470
Minority interest                                                       -            (1)           1             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before net realized investment gains (losses)            11           (76)        (787)            6          (846)
Realized investment gains (losses)                                     18            82           27            (1)          126
Income tax expense on realized
    investment gains (losses)                                          (4)          (28)          (9)            -           (41)
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) from continuing operations                               25           (22)        (769)            5          (761)
Loss from discontinued operations                                       -             -            -             -             -
Cumulative effect of a change in accounting principle                   -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Net income (loss)                                              $       25    $      (22)  $     (769)   $        5    $     (761)
                                                               ==========    ==========   ==========    ==========    ==========

P&C COMPANY INFORMATION

                                                                                             2003

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $      803    $      671   $      647    $      477    $    2,598
Net written premiums                                                  214           120          107            39           480
Net earned premiums                                                   171           139           92           163           565
Underwriting loss                                                     (12)         (147)      (1,257)           (5)       (1,421)

FINANCIAL RATIOS
Loss & LAE                                                           79.7%        143.2%         N/A%         86.3%        275.4%
Acquisition expense                                                  24.9          53.2        253.7          24.3          68.4
Underwriting expense                                                  2.5           8.9         42.4          (7.3)          7.6
Dividends                                                               -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   27.4          62.1        296.1          17.0          76.0
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      107.1%        205.3%         N/A%        103.3%        351.4%
                                                               ==========    ==========   ==========    ==========    ==========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
RESULTS OF TOTAL OPERATIONS

                                                                                             2003

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Net earned premiums                                            $    2,381    $    2,197   $    2,126    $    2,510    $    9,214
Insurance claims & policyholders' benefits                          1,852         2,054        3,967         1,929         9,802
Policyholders' dividends                                               18            13           65            18           114
Insurance related expenses                                            768           845        1,386           753         3,752
Restructuring & other related costs                                     -             -            -             -             -
Net investment income                                                 432           427          352           436         1,647
Other revenues                                                        108            97           83           107           395
Other expenses                                                        103           110           87           100           400
Non-insurance restructuring & other related costs                       -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before income tax, minority interest
    and net realized investment (losses) gains                        180          (301)      (2,944)          253        (2,812)
Income tax (expense) benefit                                          (45)          124        1,065           (56)        1,088
Minority interest                                                      (3)           (2)          14            (3)            6
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) before net realized investment (losses) gains           132          (179)      (1,865)          194        (1,718)
Realized investment (losses) gains                                    (76)          378          164            (6)          460
Income tax benefit (expense) on realized
    investment (losses) gains                                          27          (129)         (59)          (14)         (175)
                                                               ----------    ----------   ----------    ----------    ----------
Income (loss) from continuing operations                               83            70       (1,760)          174        (1,433)
Loss from discontinued operations                                       -             -            -             -             -
Cumulative effect of a change in accounting principle                   -             -            -             -             -
                                                               ----------    ----------   ----------    ----------    ----------
Net income (loss)                                              $       83    $       70   $   (1,760)   $      174    $   (1,433)
                                                               ==========    ==========   ==========    ==========    ==========

P&C COMPANY INFORMATION

                                                                                             2003

                (In millions)                                      Q1           Q2            Q3            Q4           YTD
-----------------------------------------------------------    ----------    ----------   ----------    ----------    ----------
Gross written premiums                                         $    3,416    $    3,262   $    3,302    $    3,029    $   13,009
Net written premiums                                                2,100         1,826        1,790         1,887         7,603
Net earned premiums                                                 1,948         1,748        1,672         2,087         7,455
Underwriting loss                                                    (136)         (616)      (3,188)         (103)       (4,043)

FINANCIAL RATIOS
Loss & LAE                                                           75.1%         95.1%       212.1%         75.2%        110.5%
Acquisition expense                                                  19.5          25.5         58.6          19.4          29.6
Underwriting expense                                                 11.6          14.0         16.3           9.7          12.7
Dividends                                                             0.8           0.6          3.7           0.7           1.4
                                                               ----------    ----------   ----------    ----------    ----------
Expense ratio, including dividends                                   31.9          40.1         78.6          29.8          43.7
                                                               ----------    ----------   ----------    ----------    ----------
Combined ratio                                                      107.0%        135.2%       290.7%        105.0%        154.2%
                                                               ==========    ==========   ==========    ==========    ==========

                                      2002

                     HISTORICAL IMPACT OF SIGNIFICANT ITEMS

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
IMPACT OF SIGNIFICANT ITEMS

THREE MONTHS ENDED
JUNE 30, 2002

                                                                                STANDARD LINES

                                           2002 RESULTS
                                              BEFORE                         CORPORATE   REINSURANCE
                                           SIGNIFICANT                       AGGREGATE    BAD DEBT     INSURANCE BAD
             (In millions)                     ITEMS     DEVELOPMENT (1)     COVERS (2)  PROVISION    DEBT PROVISION  2002 RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                         $    1,193      $        3        $      -    $      -      $      -      $    1,196
Claim and claim adjustment expenses                884              38               -           -             -             922
Acquisition expenses                               224               -               -           -             -             224
Underwriting expenses                              143               -               -           -             -             143
Policyholders' dividends                            15               -               -           -             -              15
Restructuring & other related costs                  -               -               -           -             -               -
                                            ----------      ----------        --------    --------      --------      ----------
Underwriting (loss) income                         (73)            (35)              -           -             -            (108)
                                            ----------      ----------        --------    --------      --------      ----------
Net investment income                              154               -               -           -             -             154
Other revenues                                      82               -               -           -             -              82
Other expenses                                      69               -               -           -             -              69
Non-insurance restructuring & other
   related costs                                     -               -               -           -             -               -
                                            ----------      ----------        --------    --------      --------      ----------

Income (loss) before income tax,
   minority interest and net realized
       investment losses                            94             (35)              -           -             -              59
Income tax (expense) benefit                       (27)             12               -           -             -             (15)
Minority interest                                   (1)              -               -           -             -              (1)
                                            ----------      ----------        --------    --------      --------      ----------
Income (loss) before net realized
   investment losses                                66             (23)              -           -             -              43
Realized investment losses                         (33)              -               -           -             -             (33)
Income tax benefit on realized
       investment losses                            11               -               -           -             -              11
                                            ----------      ----------        --------    --------      --------      ----------
Income (loss) from continuing operations            44             (23)              -           -             -              21
Cumulative effect of a change in
   accounting principle                              -               -               -           -             -               -
                                            ----------      ----------        --------    --------      --------      ----------
Net income (loss)                           $       44      $      (23)       $      -    $      -      $      -      $       21
                                            ==========      ==========        ========    ========      ========      ==========
FINANCIAL RATIOS

Loss & LAE                                                                                                                  77.0%
Acquisition expense                                                                                                         18.7
Underwriting expense                                                                                                        12.0
Dividends                                                                                                                    1.3
                                                                                                                      ----------
Expense ratio, including dividends                                                                                          32.0
                                                                                                                      ----------
Combined ratio                                                                                                             109.0%
                                                                                                                      ==========

                                                                               SPECIALTY LINES

                                            2002 RESULTS
                                               BEFORE                      CORPORATE   REINSURANCE
                                             SIGNIFICANT                   AGGREGATE     BAD DEBT   INSURANCE BAD
             (In millions)                      ITEMS     DEVELOPMENT (1)  COVERS (2)   PROVISION   DEBT PROVISION  2002 RESULTS
--------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                         $      360     $      (7)      $      -    $      -     $       -       $   353
Claim and claim adjustment expenses                255            (7)             -           -             -           248
Acquisition expenses                                64             -              -           -             -            64
Underwriting expenses                               40             -              -           -             -            40
Policyholders' dividends                             -             -              -           -             -             -
Restructuring & other related costs                  -             -              -           -             -             -
                                            ----------     ---------       --------    --------     ---------       -------
Underwriting (loss) income                           1             -              -           -             -             1
                                            ----------     ---------       --------    --------     ---------       -------
Net investment income                               54             -              -           -             -            54
Other revenues                                      31             -              -           -             -            31
Other expenses                                      26             -              -           -             -            26
Non-insurance restructuring & other
   related costs                                     -             -              -           -             -             -
                                            ----------     ---------       --------    --------     ---------       -------

Income (loss) before income tax,
   minority interest and net realized
       investment losses                            60             -              -           -             -            60
Income tax (expense) benefit                       (19)            -              -           -             -           (19)
Minority interest                                   (4)            -              -           -             -            (4)
                                            ----------     ---------       --------    --------     ---------       -------
Income (loss) before net realized
   investment losses                                37             -              -           -             -            37
Realized investment losses                         (16)            -              -           -             -           (16)
Income tax benefit on realized
       investment losses                             5             -              -           -             -             5
                                            ----------     ---------       --------    --------     ---------       -------
Income (loss) from continuing operations            26             -              -           -             -            26
Cumulative effect of a change in
   accounting principle                              -             -              -           -             -             -
                                            ----------     ---------       --------    --------     ---------       -------
Net income (loss)                           $       26           $ -       $      -    $      -     $       -       $    26
                                            ==========     =========       ========    ========     =========       =======
FINANCIAL RATIOS

Loss & LAE                                                                                                             70.2%
Acquisition expense                                                                                                    18.1
Underwriting expense                                                                                                   11.2
Dividends                                                                                                               0.2
                                                                                                                    -------
Expense ratio, including dividends                                                                                     29.5
                                                                                                                    -------
Combined ratio                                                                                                         99.7%
                                                                                                                    =======

                                                                                P&C OPERATIONS

                                           2002 RESULTS
                                              BEFORE                         CORPORATE   REINSURANCE
                                           SIGNIFICANT                       AGGREGATE    BAD DEBT     INSURANCE BAD
                                               ITEMS     DEVELOPMENT (1)     COVERS (2)  PROVISION    DEBT PROVISION  2002 RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                         $    1,553     $       (4)        $      -      $      -     $      -       $    1,549
Claim and claim adjustment expenses              1,139             31                -             -            -            1,170
Acquisition expenses                               288              -                -             -            -              288
Underwriting expenses                              183              -                -             -            -              183
Policyholders' dividends                            15              -                -             -            -               15
Restructuring & other related costs                  -              -                -             -            -                -
                                            ----------     ----------         --------      --------     --------       ----------
Underwriting loss                                  (72)           (35)               -             -            -             (107)
                                            ----------     ----------         --------      --------     --------       ----------
Net investment income                              208              -                -             -            -              208
Other revenues                                     113              -                -             -            -              113
Other expenses                                      95              -                -             -            -               95
Non-insurance restructuring & other
   related costs                                     -              -                -             -            -                -
                                            ----------     ----------         --------      --------     --------       ----------
Income (loss) before income tax,
   minority interest and net realized
       investment losses                           154            (35)               -             -            -              119
Income tax (expense) benefit                       (46)            12                -             -            -              (34)
Minority interest                                   (5)             -                -             -            -               (5)
                                            ----------     ----------         --------      --------     --------       ----------
Income (loss) before net realized
   investment losses                               103            (23)               -             -            -               80
Realized investment losses                         (49)             -                -             -            -              (49)
Income tax benefit on realized
       investment losses                            16              -                -             -            -               16
                                            ----------     ----------         --------      --------     --------       ----------
Income (loss) from continuing operations            70            (23)               -             -            -               47
Cumulative effect of a change in
   accounting principle                              -              -                -             -            -                -
                                            ----------     ----------         --------      --------     --------       ----------
Net income (loss)                           $       70     $      (23)        $      -      $      -     $      -       $       47
                                            ==========     ==========         ========      ========     ========       ==========

FINANCIAL RATIOS

Loss & LAE                                                                                                                    75.5 %
Acquisition expense                                                                                                           18.6
Underwriting expense                                                                                                          11.8
Dividends                                                                                                                      1.0
                                                                                                                        ----------
Expense ratio, including dividends                                                                                            31.4
                                                                                                                        ----------
Combined ratio                                                                                                               106.9 %
                                                                                                                        ==========

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on page 10 of the March 31, 2004 Financial Supplement.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
IMPACT OF SIGNIFICANT ITEMS

THREE MONTHS ENDED
SEPTEMBER 30, 2002

                                                                               STANDARD LINES
                                         2002 RESULTS
                                            BEFORE                          CORPORATE      REINSURANCE
                                          SIGNIFICANT                       AGGREGATE       BAD DEBT    INSURANCE BAD
          (In millions)                     ITEMS       DEVELOPMENT (1)     COVERS (2)      PROVISION   DEBT PROVISION  2002 RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                       $    1,202       $      (46)        $      -       $      -       $      -     $    1,156
Claim and claim adjustment expenses              923             (162)               -              -              -            761
Acquisition expenses                             194                -                -              -              -            194
Underwriting expenses                            156                -                -              -              -            156
Policyholders' dividends                          20                6                -              -              -             26
Restructuring & other related costs                -                -                -              -              -              -
                                          ----------       ----------         --------       --------       --------     ----------
Underwriting (loss) income                       (91)             110                -              -              -             19
                                          ----------       ----------         --------       --------       --------     ----------
Net investment income                             86                -                -              -              -             86
Other revenues                                    80                -                -              -              -             80
Other expenses                                    79                -                -              -              -             79
Non-insurance restructuring & other
  related costs                                    -                -                -              -              -              -
                                          ----------       ----------         --------       --------       --------     ----------
(Loss) income before income tax,
  minority interest and net realized
  investment losses                               (4)             110                -              -              -            106
Income tax benefit (expense)                       4              (40)               -              -              -            (36)
Minority interest                                  -                -                -              -              -              -
                                          ----------       ----------         --------       --------       --------     ----------
Income (loss) before net realized
  investment losses                                -               70                -              -              -             70
Realized investment losses                       (37)               -                -              -              -            (37)
Income tax benefit on realized
       investment losses                          13                -                -              -              -             13
                                          ----------       ----------         --------       --------       --------     ----------
(Loss) income from continuing operations         (24)              70                -              -              -             46
Cumulative effect of a change in
   accounting principle                            -                -                -              -              -              -
                                          ----------       ----------         --------       --------       --------     ----------
Net (loss) income                         $      (24)      $       70         $      -       $      -       $      -     $       46
                                          ==========       ==========         ========       ========       ========     ==========

FINANCIAL RATIOS

Loss & LAE                                                                                                                     65.8%
Acquisition expense                                                                                                            16.8
Underwriting expense                                                                                                           13.5
Dividends                                                                                                                       2.2
                                                                                                                         ----------
Expense ratio, including dividends                                                                                             32.5
                                                                                                                         ----------
Combined ratio                                                                                                                 98.3%
                                                                                                                         ==========

                                                                                SPECIALTY LINES

                                            2002 RESULTS
                                              BEFORE                      CORPORATE     REINSURANCE
                                            SIGNIFICANT                   AGGREGATE      BAD DEBT    INSURANCE BAD
          (In millions)                       ITEMS       DEVELOPMENT(1)  COVERS (2)     PROVISION   DEBT PROVISION   2002 RESULTS
----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                         $      396      $     9       $   (39)     $      -      $       -         $   366
Claim and claim adjustment expenses                289           77           (55)            -              -             311
Acquisition expenses                                74            -             -             -              -              74
Underwriting expenses                               41            -             -             -              -              41
Policyholders' dividends                             1            -             -             -              -               1
Restructuring & other related costs                  -            -             -             -              -               -
                                            ----------      -------       -------      --------      ---------         -------
Underwriting (loss) income                          (9)         (68)           16             -              -             (61)
                                            ----------      -------       -------      --------      ---------         -------
Net investment income                               35            -            (5)            -              -              30
Other revenues                                      30            -             -             -              -              30
Other expenses                                      28            -             -             -              -              28
Non-insurance restructuring & other
  related costs                                      -            -             -             -              -               -
                                            ----------      -------       -------      --------      ---------         -------
(Loss) income before income tax,
  minority interest and net realized
  investment losses                                 28          (68)           11             -              -             (29)
Income tax benefit (expense)                        (7)          24            (4)            -              -              13
Minority interest                                   (2)           1             -             -              -              (1)
                                            ----------      -------       -------      --------      ---------         -------
Income (loss) before net realized
  investment losses                                 19          (43)            7             -              -             (17)
Realized investment losses                         (11)           -             -             -              -             (11)
Income tax benefit on realized
       investment losses                             4            -             -             -              -               4
                                            ----------      -------       -------      --------      ---------         -------
(Loss) income from continuing operations            12          (43)            7             -              -             (24)
Cumulative effect of a change in
  accounting principle                               -            -             -             -              -               -
                                            ----------      -------       -------      --------      ---------         -------
Net (loss) income                           $       12      $   (43)      $     7      $      -      $       -         $   (24)
                                            ==========      =======       =======      ========      =========         =======

FINANCIAL RATIOS

Loss & LAE                                                                                                                84.9%
Acquisition expense                                                                                                       20.2
Underwriting expense                                                                                                      11.5
Dividends                                                                                                                  0.2
                                                                                                                       -------
Expense ratio, including dividends                                                                                        31.9
                                                                                                                       -------
Combined ratio                                                                                                           116.8%
                                                                                                                       =======

                                                                             P&C OPERATIONS

                                            2002 RESULTS
                                              BEFORE                      CORPORATE     REINSURANCE
                                            SIGNIFICANT                   AGGREGATE      BAD DEBT    INSURANCE BAD
                                              ITEMS       DEVELOPMENT(1)  COVERS (2)    PROVISION    DEBT PROVISION   2002 RESULTS
----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                          $    1,598     $      (37)   $     (39)   $          -  $           -     $    1,522
Claim and claim adjustment expenses               1,212            (85)         (55)              -              -          1,072
Acquisition expenses                                268              -            -               -              -            268
Underwriting expenses                               197              -            -               -              -            197
Policyholders' dividends                             21              6            -               -              -             27
Restructuring & other related costs                   -              -            -               -              -              -
                                             ----------     ----------    ---------    ------------  -------------     ----------
Underwriting (loss) income                         (100)            42           16               -              -            (42)
                                             ----------     ----------    ---------    ------------  -------------     ----------
Net investment income                               121              -           (5)              -              -            116
Other revenues                                      110              -            -               -              -            110
Other expenses                                      107              -            -               -              -            107
Non-insurance restructuring & other
  related costs                                       -              -            -               -              -              -
                                             ----------     ----------    ---------    ------------  -------------     ----------
Income before income tax, minority
  interest and net
realized investment losses                           24             42           11               -              -             77
Income tax expense                                   (3)           (16)          (4)              -              -            (23)
Minority interest                                    (2)             1            -               -              -             (1)
                                             ----------     ----------    ---------    ------------  -------------     ----------
Income before net realized investment
       losses                                        19             27            7               -              -             53
Realized investment losses                          (48)             -            -               -              -            (48)
Income tax benefit on realized
       investment losses                             17              -            -               -              -             17
                                             ----------     ----------    ---------    ------------  -------------     ----------
(Loss) income from continuing operations            (12)            27            7               -              -             22
Cumulative effect of a change in
  accounting principle                                -              -            -               -              -              -
                                             ----------     ----------    ---------    ------------  -------------     ----------
Net (loss) income                            $      (12)    $       27    $       7    $          -  $           -     $       22
                                             ==========     ==========    =========    ============  =============     ==========

FINANCIAL RATIOS

Loss & LAE                                                                                                                   70.4%
Acquisition expense                                                                                                          17.6
Underwriting expense                                                                                                         13.0
Dividends                                                                                                                     1.7
                                                                                                                       ----------
Expense ratio, including dividends                                                                                           32.3
                                                                                                                       ----------
Combined ratio                                                                                                              102.7%
                                                                                                                       ==========

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on page 10 of the March 31, 2004 Financial Supplement.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
IMPACT OF SIGNIFICANT ITEMS

          THREE MONTHS ENDED                                                      STANDARD LINES
           DECEMBER 31, 2002

                                               2002 RESULTS
                                                  BEFORE                      CORPORATE   REINSURANCE
                                               SIGNIFICANT                    AGGREGATE    BAD DEBT    INSURANCE BAD
             (In millions)                        ITEMS      DEVELOPMENT (1)  COVERS (2)   PROVISION   DEBT PROVISION  2002 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                            $     1,179   $          (38)  $      (1)   $      -      $       -     $     1,140
Claim and claim adjustment expenses                    889              (59)          -           -              -             830
Acquisition expenses                                   225                -           -           -              -             225
Underwriting expenses                                  155                -           -           -              -             155
Policyholders' dividends                                18               (2)          -           -              -              16
Restructuring & other related costs                     (2)               -           -           -              -              (2)
                                               -----------   --------------   ---------    --------      ---------     -----------
Underwriting (loss) income                            (106)              23          (1)          -              -             (84)
                                               -----------   --------------   ---------    --------      ---------     -----------
Net investment income                                  116                -           -           -              -             116
Other revenues                                          81                -           -           -              -              81
Other expenses                                          77                -           -           -              -              77
Non-insurance restructuring & other related
  costs                                                 (6)               -           -           -              -              (6)
                                               -----------   --------------   ---------    --------      ---------     -----------
Income (loss) before income tax, minority
  interest and net realized investment losses           20               23          (1)          -              -              42
Income tax benefit (expense)                            11              (11)          -           -              -               -
Minority interest                                       (8)              (2)          -           -              -             (10)
                                               -----------   --------------   ---------    --------      ---------     -----------
Income (loss) before net realized investment
  losses                                                23               10          (1)          -              -              32
Realized investment losses                             (57)               -           -           -              -             (57)
Income tax benefit on realized
     investment losses                                  19                -           -           -              -              19
                                               -----------   --------------   ---------    --------      ---------     -----------
(Loss) income from continuing operations               (15)              10          (1)          -              -              (6)
Cumulative effect of a change in accounting
  principle                                              -                -           -           -              -               -
                                               -----------   --------------   ---------    --------      ---------     -----------
Net (loss) income                              $       (15)  $           10   $      (1)   $      -      $       -     $        (6)
                                               ===========   ==============   =========    ========      =========     ===========

FINANCIAL RATIOS
Loss & LAE                                                                                                                    72.9%
Acquisition expense                                                                                                           19.7
Underwriting expense                                                                                                          13.6
Dividends                                                                                                                      1.4
                                                                                                                       -----------
Expense ratio, including dividends                                                                                            34.7
                                                                                                                       -----------
Combined ratio                                                                                                               107.6%
                                                                                                                       ===========

            THREE MONTHS ENDED                                                   SPECIALTY LINES
             DECEMBER 31, 2002

                                               2002 RESULTS
                                                  BEFORE                      CORPORATE   REINSURANCE
                                               SIGNIFICANT                    AGGREGATE    BAD DEBT    INSURANCE BAD
               (In millions)                      ITEMS      DEVELOPMENT (1)  COVERS (2)   PROVISION   DEBT PROVISION  2002 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                            $       409   $           (3)  $        -  $         -   $          -   $       406
Claim and claim adjustment expenses                    275                6            -            -              -           281
Acquisition expenses                                    65                -            -            -              -            65
Underwriting expenses                                   40                -            -            -              -            40
Policyholders' dividends                                 1                -            -            -              -             1
Restructuring & other related costs                     (1)               -            -            -              -            (1)
                                               -----------   --------------   ----------  -----------   ------------   -----------
Underwriting (loss) income                              29               (9)           -            -              -            20
                                               -----------   --------------   ----------  -----------   ------------   -----------
Net investment income                                   46                -            -            -              -            46
Other revenues                                          22                -            -            -              -            22
Other expenses                                          21                -            -            -              -            21
Non-insurance restructuring & other related
  costs                                                  -                -            -            -              -             -
                                               -----------   --------------   ----------  -----------   ------------   -----------
Income (loss) before income tax, minority
  interest and net realized investment losses           76               (9)           -            -              -            67
Income tax benefit (expense)                           (23)               3            -            -              -           (20)
Minority interest                                       (5)               -            -            -              -            (5)
                                               -----------   --------------   ----------  -----------   ------------   -----------
Income (loss) before net realized investment
  losses                                                48               (6)           -            -              -            42
Realized investment losses                             (14)               -            -            -              -           (14)
Income tax benefit on realized
     investment losses                                   6                -            -            -              -             6
                                               -----------   --------------   ----------  -----------   ------------   -----------
(Loss) income from continuing operations                40               (6)           -            -              -            34
Cumulative effect of a change in accounting
  principle                                              -                -            -            -              -             -
                                               -----------   --------------   ----------  -----------   ------------   -----------
Net (loss) income                              $        40   $           (6)  $        -  $         -   $          -   $        34
                                               ===========   ==============   ==========  ===========   ============   ===========

FINANCIAL RATIOS
Loss & LAE                                                                                                                    69.4%
Acquisition expense                                                                                                           16.1
Underwriting expense                                                                                                           9.5
Dividends                                                                                                                      0.2
                                                                                                                       -----------
Expense ratio, including dividends                                                                                            25.8
                                                                                                                       -----------
Combined ratio                                                                                                                95.2%
                                                                                                                       ===========

                                                                                 P&C OPERATIONS
                                               2002 RESULTS
                                                  BEFORE                      CORPORATE   REINSURANCE
                                               SIGNIFICANT                    AGGREGATE    BAD DEBT    INSURANCE BAD
                                                  ITEMS      DEVELOPMENT (1)  COVERS (2)   PROVISION   DEBT PROVISION  2002 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                            $     1,588   $          (41)  $      (1)   $       -    $          -   $     1,546
Claim and claim adjustment expenses                  1,164              (53)          -            -               -         1,111
Acquisition expenses                                   290                -           -            -               -           290
Underwriting expenses                                  195                -           -            -               -           195
Policyholders' dividends                                19               (2)          -            -               -            17
Restructuring & other related costs                     (3)               -           -            -               -            (3)
                                               -----------   --------------   ---------    ---------    ------------   -----------
Underwriting (loss) income                             (77)              14          (1)           -               -           (64)
                                               -----------   --------------   ---------    ---------    ------------   -----------
Net investment income                                  162                -           -            -               -           162
Other revenues                                         103                -           -            -               -           103
Other expenses                                          98                -           -            -               -            98
Non-insurance restructuring & other related
  costs                                                 (6)               -           -            -               -            (6)
                                               -----------   --------------   ---------    ---------    ------------   -----------
Income (loss) before income tax, minority
  interest and net realized investment losses           96               14          (1)           -               -           109
Income tax expense                                     (12)              (8)          -            -               -           (20)
Minority interest                                      (13)              (2)          -            -               -           (15)
                                               -----------   --------------   ---------    ---------    ------------   -----------
Income (loss) before net realized investment
  losses                                                71                4          (1)           -               -            74
Realized investment losses                             (71)               -           -            -               -           (71)
Income tax benefit on realized investment
  losses                                                25                -           -            -               -            25
                                               -----------   --------------   ---------    ---------    ------------   -----------
Income (loss) from continuing operations                25                4          (1)           -               -            28
Cumulative effect of a change in accounting
  principle                                              -                -           -            -               -             -
                                               -----------   --------------   ---------    ---------    ------------   -----------
Net income (loss)                              $        25   $            4   $      (1)   $       -    $          -   $        28
                                               ===========   ==============   =========    =========    ============   ===========

FINANCIAL RATIOS
Loss & LAE                                                                                                                    72.0%
Acquisition expense                                                                                                           18.8
Underwriting expense                                                                                                          12.4
Dividends                                                                                                                      1.1
                                                                                                                       -----------
Expense ratio, including dividends                                                                                            32.3
                                                                                                                       -----------
Combined ratio                                                                                                               104.3%
                                                                                                                       ===========

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on page 10 of the March 31, 2004 Financial Supplement.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
IMPACT OF SIGNIFICANT ITEMS

                                                                                    STANDARD LINES
                                                      2002 RESULTS
TWELVE MONTHS ENDED                                      BEFORE                     CORPORATE   REINSURANCE  INSURANCE
DECEMBER 31, 2002                                      SIGNIFICANT                  AGGREGATE     BAD DEBT    BAD DEBT    2002
(In millions)                                            ITEMS      DEVELOPMENT (1) COVERS(2)    PROVISION   PROVISION   RESULTS
-------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $     4,760    $     (81)     $     (1)  $        -  $        -   $ 4,678
Claim and claim adjustment expenses                         3,621         (203)            -            -           -     3,418
Acquisition expenses                                          875            -             -            -           -       875
Underwriting expenses                                         604            -             -            -           -       604
Policyholders' dividends                                       69            4             -            -           -        73
Restructuring & other related costs                            (2)           -             -            -           -        (2)
                                                      -----------    ---------      --------   ----------  ----------   -------
Underwriting (loss) income                                   (407)         118            (1)           -           -      (290)
                                                      -----------    ---------      --------   ----------  ----------   -------
Net investment income                                         475            -             -            -           -       475
Other revenues                                                355            -             -            -           -       355
Other expenses                                                308            -             -            -           -       308
Non-insurance restructuring & other related costs              (6)           -             -            -           -        (6)
                                                      -----------    ---------      --------   ----------  ----------   -------
Income (loss) before income tax, minority interest
    and net realized investment losses                        121          118            (1)           -           -       238
Income tax (expense) benefit                                   (9)         (47)            -            -           -       (56)
Minority interest                                             (11)          (2)            -            -           -       (13)
                                                      -----------    ---------      --------   ----------  ----------   -------
Income (loss) before net realized investment losses           101           69            (1)           -           -       169
Realized investment losses                                   (119)           -             -            -           -      (119)
Income tax benefit on realized
     investment losses                                         40            -             -            -           -        40
                                                      -----------    ---------      --------   ----------  ----------   -------
Income (loss) from continuing operations                       22           69            (1)           -           -        90
Cumulative effect of a change in accounting principle         (43)           -             -            -           -       (43)
                                                      -----------    ---------      --------   ----------  ----------   -------
Net (loss) income                                     $       (21)   $      69      $     (1)  $        -  $        -   $    47
                                                      ===========    =========      ========   ==========  ==========   =======
FINANCIAL RATIOS
Loss & LAE                                                                                                                 73.1 %
Acquisition expense                                                                                                        18.7
Underwriting expense                                                                                                       12.8
Dividends                                                                                                                   1.6
                                                                                                                        -------
Expense ratio, including dividends                                                                                         33.1
                                                                                                                        -------
Combined ratio                                                                                                            106.2 %
                                                                                                                        =======

                                                                                     SPECIALTY LINES
                                                       2002 RESULTS
TWELVE MONTHS ENDED                                       BEFORE                      CORPORATE  REINSURANCE    INSURANCE
DECEMBER 31, 2002                                       SIGNIFICANT                   AGGREGATE    BAD DEBT     BAD DEBT     2002
(In millions)                                             ITEMS      DEVELOPMENT (1)  COVERS(2)   PROVISION     PROVISION   RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                    $   1,504     $      (14)      $     (39) $         -   $       -  $  1,451
Claim and claim adjustment expenses                        1,063             58             (55)           -           -     1,066
Acquisition expenses                                         268              -               -            -           -       268
Underwriting expenses                                        158              -               -            -           -       158
Policyholders' dividends                                       3              -               -            -           -         3
Restructuring & other related costs                           (1)             -               -            -           -        (1)
                                                       ---------     ----------       ---------  -----------   ---------  --------
Underwriting (loss) income                                    13            (72)             16            -           -       (43)
                                                       ---------     ----------       ---------  -----------   ---------  --------
Net investment income                                        177              -              (5)           -           -       172
Other revenues                                               108              -               -            -           -       108
Other expenses                                                94              -               -            -           -        94
Non-insurance restructuring & other related costs              -              -               -            -           -         -
                                                       ---------     ----------       ---------  -----------   ---------  --------
Income (loss) before income tax, minority interest
    and net realized investment losses                       204            (72)             11            -           -       143
Income tax (expense) benefit                                 (61)            25              (4)           -           -       (40)
Minority interest                                            (14)             1               -            -           -       (13)
                                                       ---------     ----------       ---------  -----------   ---------  --------
Income (loss) before net realized investment losses          129            (46)              7            -           -        90
Realized investment losses                                   (39)             -               -            -           -       (39)
Income tax benefit on realized
     investment losses                                        14              -               -            -           -        14
                                                       ---------     ----------       ---------  -----------   ---------  --------
Income (loss) from continuing operations                     104            (46)              7            -           -        65
Cumulative effect of a change in accounting principle         (5)             -               -            -           -        (5)
                                                       ---------     ----------       ---------  -----------   ---------  --------
Net (loss) income                                      $      99     $      (46)      $       7  $         -   $       -  $     60
                                                       =========     ==========       =========  ===========   =========  ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                    73.5 %
Acquisition expense                                                                                                           18.5
Underwriting expense                                                                                                          10.8
Dividends                                                                                                                      0.2
                                                                                                                          --------
Expense ratio, including dividends                                                                                            29.5
                                                                                                                          --------
Combined ratio                                                                                                               103.0%
                                                                                                                          ========

                                                                                        P&C OPERATIONS
                                                      2002 RESULTS
TWELVE MONTHS ENDED                                      BEFORE                     CORPORATE   REINSURANCE   INSURANCE
DECEMBER 31, 2002                                     SIGNIFICANT                   AGGREGATE     BAD DEBT     BAD DEBT   2002
(In millions)                                            ITEMS      DEVELOPMENT (1) COVERS(2)    PROVISION    PROVISION  RESULTS
--------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $   6,264     $         (95)  $    (40)   $      -     $   -       $6,129
Claim and claim adjustment expenses                       4,684              (145)       (55)          -         -        4,484
Acquisition expenses                                      1,143                 -          -           -         -        1,143
Underwriting expenses                                       762                 -          -           -         -          762
Policyholders' dividends                                     72                 4          -           -         -           76
Restructuring & other related costs                          (3)                -          -           -         -           (3)
                                                      ---------     -------------   --------    --------     -----       ------
Underwriting (loss) income                                 (394)               46         15           -         -         (333)
                                                      ---------     -------------   --------    --------     -----       ------
Net investment income                                       652                 -         (5)          -         -          647
Other revenues                                              463                 -          -           -         -          463
Other expenses                                              402                 -          -           -         -          402
Non-insurance restructuring & other related costs            (6)                -          -           -         -           (6)
                                                      ---------     -------------   --------    --------     -----       ------
Income before income tax, minority interest
    and net realized investment losses                      325                46         10           -         -          381
Income tax expense                                          (70)              (22)        (4)          -         -          (96)
Minority interest                                           (25)               (1)         -           -         -          (26)
                                                      ---------     -------------   --------    --------     -----       ------
Income before net realized investment losses                230                23          6           -         -          259
Realized investment losses                                 (158)                -          -           -         -         (158)
Income tax benefit on realized
     investment losses                                       54                 -          -           -         -           54
                                                      ---------     -------------   --------    --------     -----       ------
Income from continuing operations                           126                23          6           -         -          155
Cumulative effect of a change in accounting principle       (48)                -          -           -         -          (48)
                                                      ---------     -------------   --------    --------     -----       ------
Net income                                            $      78     $          23   $      6    $      -     $   -       $  107
                                                      =========     =============   ========    ========     =====       ======

FINANCIAL RATIOS
Loss & LAE                                                                                                                 73.2%
Acquisition expense                                                                                                        18.7
Underwriting expense                                                                                                       12.3
Dividends                                                                                                                   1.2
                                                                                                                         ------
Expense ratio, including dividends                                                                                         32.2
                                                                                                                         ------
Combined ratio                                                                                                            105.4%
                                                                                                                         ======

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on page 10 of the March 31, 2004 Financial Supplement.

                                      2003

                     HISTORICAL IMPACT OF SIGNIFICANT ITEMS

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
IMPACT OF SIGNIFICANT ITEMS

THREE MONTHS ENDED                                                               STANDARD LINES
JUNE 30, 2003                                       2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE   BAD DEBT   INSURANCE BAD
(In millions)                                          ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                  $  1,239       $   (116)    $   (105)    $      -     $      -      $  1,018
Claim and claim adjustment expenses                       830            246         (180)           -            -           896
Acquisition expenses                                      266              -            -            -            -           266
Underwriting expenses                                     172              -            -            -            -           172
Policyholders' dividends                                   11              -            -            -            -            11
Restructuring & other related costs                         -              -            -            -            -             -
                                                     --------       --------     --------     --------     --------      --------
Underwriting (loss) income                                (40)          (362)          75            -            -          (327)
                                                     --------       --------     --------     --------     --------      --------
Net investment income                                     129              -          (24)           -            -           105
Other revenues                                             61              -            -            -            -            61
Other expenses                                             60              -            -            -            -            60
Non-insurance restructuring & other
    related costs                                           -              -            -            -            -             -
                                                     --------       --------     --------     --------     --------      --------
Income (loss) before income tax, minority
    interest and net realized investment gains             90           (362)          51            -            -          (221)
Income tax (expense) benefit                              (24)           127          (18)           -            -            85
Minority interest                                           2              -            -            -            -             2
                                                     --------       --------     --------     --------     --------      --------
Income (loss) before net realized investment
     gains                                                 68           (235)          33            -            -          (134)
Realized investment gains                                 184              -            -            -            -           184
Income tax expense on realized
     investment gains                                     (62)             -            -            -            -           (62)
                                                     --------       --------     --------     --------     --------      --------
Income (loss) from continuing operations                  190           (235)          33            -            -           (12)
Cumulative effect of a change in accounting
     principle                                              -              -            -            -            -             -
                                                     --------       --------     --------     --------     --------      --------
Net income (loss)                                    $    190       $   (235)    $     33     $      -     $      -      $    (12)
                                                     ========       ========     ========     ========     ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                   88.0%
Acquisition expense                                                                                                          26.1
Underwriting expense                                                                                                         16.9
Dividends                                                                                                                     1.1
                                                                                                                         --------
Expense ratio, including dividends                                                                                           44.1
                                                                                                                         --------
Combined ratio                                                                                                              132.1%
                                                                                                                         ========

THREE MONTHS ENDED                                                                SPECIALTY LINES
JUNE 30, 2003                                       2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE   BAD DEBT   INSURANCE BAD
(In millions)                                          ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $    462      $     (3)    $      -    $      -      $      -      $    459
Claim and claim adjustment expenses                        301           101            -           -             -           402
Acquisition expenses                                        83             -            -           -             -            83
Underwriting expenses                                       45             -            -           -             -            45
Policyholders' dividends                                     -             -            -           -             -             -
Restructuring & other related costs                          -             -            -           -             -             -
                                                      --------      --------     --------    --------      --------      --------
Underwriting (loss) income                                  33          (104)           -           -             -           (71)
                                                      --------      --------     --------    --------      --------      --------
Net investment income                                       53             -            -           -             -            53
Other revenues                                              30             -            -           -             -            30
Other expenses                                              25             -            -           -             -            25
Non-insurance restructuring & other related costs            -             -            -           -             -             -
                                                      --------      --------     --------    --------      --------      --------
Income (loss) before income tax, minority interest

    and net realized investment gains                       91          (104)           -           -             -           (13)
Income tax (expense) benefit                               (27)           36            -           -             -             9
Minority interest                                           (3)            -            -           -             -            (3)
                                                      --------      --------     --------    --------      --------      --------
Income (loss) before net realized investment gains          61           (68)           -           -             -            (7)
Realized investment gains                                   59             -            -           -             -            59
Income tax expense on realized
     investment gains                                      (21)            -            -           -             -           (21)
                                                      --------      --------     --------    --------      --------      --------
Income (loss) from continuing operations                    99           (68)           -           -             -            31
Cumulative effect of a change in accounting
     principle                                               -             -            -           -             -             -
                                                      --------      --------     --------    --------      --------      --------
Net income (loss)                                     $     99      $    (68)    $      -    $      -      $      -      $     31
                                                      ========      ========     ========    ========      ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                   87.5%
Acquisition expense                                                                                                          18.2
Underwriting expense                                                                                                          9.7
Dividends                                                                                                                     0.1
                                                                                                                         --------
Expense ratio, including dividends                                                                                           28.0
                                                                                                                         --------
Combined ratio                                                                                                              115.5%
                                                                                                                         ========

THREE MONTHS ENDED                                                             P&C OPERATIONS
JUNE 30, 2003                                       2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE    BAD DEBT  INSURANCE BAD
(In millions)                                          ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $  1,701      $   (119)    $   (105)    $      -     $      -      $  1,477
Claim and claim adjustment expenses                      1,131           347         (180)           -            -         1,298
Acquisition expenses                                       349             -            -            -            -           349
Underwriting expenses                                      217             -            -            -            -           217
Policyholders' dividends                                    11             -            -            -            -            11
Restructuring & other related costs                          -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Underwriting (loss) income                                  (7)         (466)          75            -            -          (398)
                                                      --------      --------     --------     --------     --------      --------
Net investment income                                      182             -          (24)           -            -           158
Other revenues                                              91             -            -            -            -            91
Other expenses                                              85             -            -            -            -            85
Non-insurance restructuring & other
    related costs                                            -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before income tax, minority
    interest and net realized investment gains             181          (466)          51            -            -          (234)
Income tax (expense) benefit                               (51)          163          (18)           -            -            94
Minority interest                                           (1)            -            -            -            -            (1)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before net realized investment
     gains                                                 129          (303)          33            -            -          (141)
Realized investment gains                                  243             -            -            -            -           243
Income tax expense on realized
     investment gains                                      (83)            -            -            -            -           (83)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) from continuing operations                   289          (303)          33            -            -            19
Cumulative effect of a change in accounting
     principle                                               -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Net income (loss)                                     $    289      $   (303)    $     33     $      -     $      -      $     19
                                                      ========      ========     ========     ========     ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                   87.8%
Acquisition expense                                                                                                          23.7
Underwriting expense                                                                                                         14.6
Dividends                                                                                                                     0.8
                                                                                                                         --------
Expense ratio, including dividends                                                                                           39.1
                                                                                                                         --------
Combined ratio                                                                                                              126.9%
                                                                                                                         ========

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on page 10 of the March 31, 2004 Financial Supplement.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
IMPACT OF SIGNIFICANT ITEMS

THREE MONTHS ENDED                                                               STANDARD LINES
SEPTEMBER 30, 2003                                  2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE   BAD DEBT   INSURANCE BAD
(In millions)                                          ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $  1,289      $   (128)    $   (160)     $     -     $      -      $  1,001
Claim and claim adjustment expenses                        891         1,135         (300)           -            -         1,726
Acquisition expenses                                       296             -            -           55          203           554
Underwriting expenses                                      180             -            -            -            -           180
Policyholders' dividends                                    14            46            -            -            -            60
Restructuring & other related costs                          -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Underwriting (loss) income                                 (92)       (1,309)         140          (55)        (203)       (1,519)
                                                      --------      --------     --------     --------     --------      --------
Net investment income                                      108             -          (53)           -            -            55
Other revenues                                              34             -            -            -            -            34
Other expenses                                              35             -            -            -            -            35
Non-insurance restructuring & other related costs            -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before income tax, minority interest
    and net realized investment gains                       15        (1,309)          87          (55)        (203)       (1,465)
Income tax benefit (expense)                                 3           457          (30)          19           71           520
Minority interest                                           (1)           (1)           -            -            -            (2)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before net realized investment gains          17          (853)          57          (36)        (132)         (947)
Realized investment gains                                   58             -            -            -            -            58
Income tax expense on realized
     investment gains                                      (22)            -            -            -            -           (22)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) from continuing operations                    53          (853)          57          (36)        (132)         (911)
Cumulative effect of a change in accounting
     principle                                               -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Net income (loss)                                     $     53      $   (853)    $     57     $    (36)    $   (132)     $   (911)
                                                      ========      ========     ========     ========     ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                  172.4%
Acquisition expense                                                                                                          55.3
Underwriting expense                                                                                                         18.0
Dividends                                                                                                                     6.0
                                                                                                                         --------
Expense ratio, including dividends                                                                                           79.3
                                                                                                                         --------
Combined ratio                                                                                                              251.7%
                                                                                                                         ========

THREE MONTHS ENDED                                                                SPECIALTY LINES
SEPTEMBER 30, 2003                                  2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE    BAD DEBT  INSURANCE BAD
(In millions)                                          ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $    482      $      1     $    (32)    $      -     $      -      $    451
Claim and claim adjustment expenses                        362           244          (59)           -            -           547
Acquisition expenses                                        93             -            -           76            -           169
Underwriting expenses                                       44             -            -            -            -            44
Policyholders' dividends                                     1             -            -            -            -             1
Restructuring & other related costs                          -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Underwriting (loss) income                                 (18)         (243)          27          (76)           -          (310)
                                                      --------      --------     --------     --------     --------      --------
Net investment income                                       57             -          (10)           -            -            47
Other revenues                                              35             -            -            -            -            35
Other expenses                                              30             -            -            -            -            30
Non-insurance restructuring & other related costs            -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before income tax, minority interest
    and net realized investment gains                       44          (243)          17          (76)           -          (258)
Income tax benefit (expense)                                (3)           85           (6)          27            -           103
Minority interest                                            4            11            -            -            -            15
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before net realized investment gains          45          (147)          11          (49)           -          (140)
Realized investment gains                                   19             -            -            -            -            19
Income tax expense on realized
     investment gains                                       (7)            -            -            -            -            (7)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) from continuing operations                    57          (147)          11          (49)           -          (128)
Cumulative effect of a change in accounting
     principle                                               -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Net income (loss)                                     $     57      $   (147)    $     11     $    (49)    $      -      $   (128)
                                                      ========      ========     ========     ========     ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                  121.2%
Acquisition expense                                                                                                          37.4
Underwriting expense                                                                                                          9.8
Dividends                                                                                                                     0.3
                                                                                                                         --------
Expense ratio, including dividends                                                                                           47.5
                                                                                                                         --------
Combined ratio                                                                                                              168.7%
                                                                                                                         ========

THREE MONTHS ENDED                                                                  P&C OPERATIONS
SEPTEMBER 30, 2003                                  2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE    BAD DEBT  INSURANCE BAD
(In millions)                                          ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $  1,771      $   (127)    $   (192)   $      -      $      -      $  1,452
Claim and claim adjustment expenses                      1,253         1,379         (359)          -             -         2,273
Acquisition expenses                                       389             -            -         131           203           723
Underwriting expenses                                      224             -            -           -             -           224
Policyholders' dividends                                    15            46            -           -             -            61
Restructuring & other related costs                          -             -            -           -             -             -
                                                      --------      --------     --------    --------      --------      --------
Underwriting (loss) income                                (110)       (1,552)         167        (131)         (203)       (1,829)
                                                      --------      --------     --------    --------      --------      --------
Net investment income                                      165             -          (63)          -             -           102
Other revenues                                              69             -            -           -             -            69
Other expenses                                              65             -            -           -             -            65
Non-insurance restructuring & other related costs            -             -            -           -             -             -
                                                      --------      --------     --------    --------      --------      --------
Income (loss) before income tax, minority interest
    and net realized investment gains                       59        (1,552)         104        (131)         (203)       (1,723)
Income tax benefit (expense)                                 -           542          (36)         46            71           623
Minority interest                                            3            10            -           -             -            13
                                                      --------      --------     --------    --------      --------      --------
Income (loss) before net realized investment gains          62        (1,000)          68         (85)         (132)       (1,087)
Realized investment gains                                   77             -            -           -             -            77
Income tax expense on realized
     investment gains                                      (29)            -            -           -             -           (29)
                                                      --------      --------     --------    --------      --------      --------
Income (loss) from continuing operations                   110        (1,000)          68         (85)         (132)       (1,039)
Cumulative effect of a change in accounting
     principle                                               -             -            -           -             -             -
                                                      --------      --------     --------    --------      --------      --------
Net income (loss)                                     $    110      $ (1,000)    $     68    $    (85)     $   (132)     $ (1,039)
                                                      ========      ========     ========    ========      ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                  156.5%
Acquisition expense                                                                                                          49.7
Underwriting expense                                                                                                         15.5
Dividends                                                                                                                     4.2
                                                                                                                         --------
Expense ratio, including dividends                                                                                           69.4
                                                                                                                         --------
Combined ratio                                                                                                              225.9%
                                                                                                                         ========

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on page 10 of the March 31, 2004 Financial Supplement.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
IMPACT OF SIGNIFICANT ITEMS

THREE MONTHS ENDED                                                                  STANDARD LINES
DECEMBER 31, 2003                                   2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE    BAD DEBT  INSURANCE BAD
(In millions)                                          ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $  1,304      $     (8)    $     (4)    $      -      $      -     $  1,292
Claim and claim adjustment expenses                        890           (13)          (5)           -             -          872
Acquisition expenses                                       262             -            -            -             -          262
Underwriting expenses                                      164             -            -            -             -          164
Policyholders' dividends                                    14             -            -            -             -           14
Restructuring & other related costs                          -             -            -            -             -            -
                                                      --------      --------     --------     --------      --------     --------
Underwriting (loss) income                                 (26)            5            1            -             -          (20)
                                                      --------      --------     --------     --------      --------     --------
Net investment income                                      118             -            -            -             -          118
Other revenues                                              33             -            -            -             -           33
Other expenses                                              34             -            -            -             -           34
Non-insurance restructuring & other related costs            -             -            -            -             -            -
                                                      --------      --------     --------     --------      --------     --------
Income (loss) before income tax, minority interest
    and net realized investment gains                       91             5            1            -             -           97
Income tax (expense) benefit                                (6)           (2)           -            -             -           (8)
Minority interest                                           (3)            -            -            -             -           (3)
                                                      --------      --------     --------     --------      --------     --------
Income (loss) before net realized investment gains          82             3            1            -             -           86
Realized investment gains                                  112             -            -            -             -          112
Income tax expense on realized
     investment gains                                      (39)            -            -            -             -          (39)
                                                      --------      --------     --------     --------      --------     --------
Income (loss) from continuing operations                   155             3            1            -             -          159
Cumulative effect of a change in accounting
     principle                                               -             -            -            -             -            -
                                                      --------      --------     --------     --------      --------     --------
Net income (loss)                                     $    155      $      3     $      1     $      -      $      -     $    159
                                                      ========      ========     ========     ========      ========     ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                   67.5%
Acquisition expense                                                                                                          20.3
Underwriting expense                                                                                                         12.7
Dividends                                                                                                                     1.1
                                                                                                                         --------
Expense ratio, including dividends                                                                                           34.1
                                                                                                                         --------
Combined ratio                                                                                                              101.6%
                                                                                                                         ========

THREE MONTHS ENDED                                                                  SPECIALTY LINES
DECEMBER 31, 2003                                   2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE    BAD DEBT  INSURANCE BAD
(In millions)                                          ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $    515      $    (14)    $      1     $      -     $      -      $    502
Claim and claim adjustment expenses                        345            (9)           3            -            -           339
Acquisition expenses                                        77             -            -            -            -            77
Underwriting expenses                                       44             -            -            -            -            44
Policyholders' dividends                                     1             -            -            -            -             1
Restructuring & other related costs                          -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Underwriting (loss) income                                  48            (5)          (2)           -            -            41
                                                      --------      --------     --------     --------     --------      --------
Net investment income                                       52             -            -            -            -            52
Other revenues                                              33             -            -            -            -            33
Other expenses                                              32             -            -            -            -            32
Non-insurance restructuring & other related costs            -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before income tax, minority interest
    and net realized investment gains                      101            (5)          (2)           -            -            94
Income tax (expense) benefit                               (32)            2            1            -            -           (29)
Minority interest                                            -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before net realized investment gains          69            (3)          (1)           -            -            65
Realized investment gains                                   33             -            -            -            -            33
Income tax expense on realized
     investment gains                                      (11)            -            -            -            -           (11)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) from continuing operations                    91            (3)          (1)           -            -            87
Cumulative effect of a change in accounting
     principle                                               -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Net income (loss)                                     $     91      $     (3)    $     (1)    $      -     $      -      $     87
                                                      ========      ========     ========     ========     ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                   67.7%
Acquisition expense                                                                                                          15.3
Underwriting expense                                                                                                          8.8
Dividends                                                                                                                     0.2
                                                                                                                         --------
Expense ratio, including dividends                                                                                           24.3
                                                                                                                         --------
Combined ratio                                                                                                               92.0%
                                                                                                                         ========

THREE MONTHS ENDED                                                                  P&C OPERATIONS
DECEMBER 31, 2003                                   2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE    BAD DEBT  INSURANCE BAD
(In millions)                                          ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $  1,819     $    (22)     $     (3)    $      -     $      -      $  1,794
Claim and claim adjustment expenses                      1,235          (22)           (2)           -            -         1,211
Acquisition expenses                                       339            -             -            -            -           339
Underwriting expenses                                      208            -             -            -            -           208
Policyholders' dividends                                    15            -             -            -            -            15
Restructuring & other related costs                          -            -             -            -            -             -
                                                      --------     --------      --------     --------     --------      --------
Underwriting income (loss)                                  22            -            (1)           -            -            21
                                                      --------     --------      --------     --------     --------      --------
Net investment income                                      170            -             -            -            -           170
Other revenues                                              66            -             -            -            -            66
Other expenses                                              66            -             -            -            -            66
Non-insurance restructuring & other related costs            -            -             -            -            -             -
                                                      --------     --------      --------     --------     --------      --------
Income (loss) before income tax, minority interest
    and net realized investment gains                      192            -            (1)           -            -           191
Income tax expense                                         (38)           -             1            -            -           (37)
Minority interest                                           (3)           -             -            -            -            (3)
                                                      --------     --------      --------     --------     --------      --------
Income (loss) before net realized investment gains         151            -             -            -            -           151
Realized investment gains                                  145            -             -            -            -           145
Income tax expense on realized
     investment gains                                      (50)           -             -            -            -           (50)
                                                      --------     --------      --------     --------     --------      --------
Income (loss) from continuing operations                   246            -             -            -            -           246
Cumulative effect of a change in accounting
     principle                                               -            -             -            -            -             -
                                                      --------     --------      --------     --------     --------      --------
Net income (loss)                                     $    246        $   -         $   -     $      -     $      -      $    246
                                                      ========     ========      ========     ========     ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                   67.5%
Acquisition expense                                                                                                          18.9
Underwriting expense                                                                                                         11.7
Dividends                                                                                                                     0.8
                                                                                                                         --------
Expense ratio, including dividends                                                                                           31.4
                                                                                                                         --------
Combined ratio                                                                                                               98.9%
                                                                                                                         ========

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on page 10 of the March 31, 2004 Financial Supplement.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
IMPACT OF SIGNIFICANT ITEMS

TWELVE MONTHS ENDED                                                              STANDARD LINES
DECEMBER 31, 2003                                   2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE    BAD DEBT  INSURANCE BAD
(In millions)                                           ITEMS    DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $  5,010      $   (211)    $   (269)    $      -     $      -      $  4,530
Claim and claim adjustment expenses                      3,436         1,436         (485)           -            -         4,387
Acquisition expenses                                     1,023             -            -           55          242         1,320
Underwriting expenses                                      676             -            -            -            -           676
Policyholders' dividends                                    54            46            -            -            -           100
Restructuring & other related costs                          -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Underwriting (loss) income                                (179)       (1,693)         216          (55)        (242)       (1,953)
                                                      --------      --------     --------     --------     --------      --------
Net investment income                                      484             -          (77)           -            -           407
Other revenues                                             199             -            -            -            -           199
Other expenses                                             192             -            -            -            -           192
Non-insurance restructuring & other related costs            -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before income tax, minority interest
    and net realized investment gains                      312        (1,693)         139          (55)        (242)       (1,539)
Income tax (expense) benefit                               (57)          594          (49)          19           85           592
Minority interest                                           (3)           (1)           -            -            -            (4)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before net realized investment gains         252        (1,100)          90          (36)        (157)         (951)
Realized investment gains                                  361             -            -            -            -           361
Income tax expense on realized investment gains           (127)            -            -            -            -          (127)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) from continuing operations                   486        (1,100)          90          (36)        (157)         (717)
Cumulative effect of a change in accounting
     principle                                               -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Net income (loss)                                     $    486      $ (1,100)    $     90     $    (36)    $   (157)     $   (717)
                                                      ========      ========     ========     ========     ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                   96.8%
Acquisition expense                                                                                                          29.1
Underwriting expense                                                                                                         15.0
Dividends                                                                                                                     2.2
                                                                                                                         --------
Expense ratio, including dividends                                                                                           46.3
                                                                                                                         --------
Combined ratio                                                                                                              143.1%
                                                                                                                         ========

TWELVE MONTHS ENDED                                                               SPECIALTY LINES
DECEMBER 31, 2003                                   2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE    BAD DEBT  INSURANCE BAD
(In millions)                                           ITEMS    DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $  1,877      $     (6)    $    (31)    $      -     $      -      $  1,840
Claim and claim adjustment expenses                      1,294           334          (56)           -            -         1,572
Acquisition expenses                                       332             -            -           76            -           408
Underwriting expenses                                      176             -            -            -            -           176
Policyholders' dividends                                     3             -            -            -            -             3
Restructuring & other related costs                          -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Underwriting (loss) income                                  72          (340)          25          (76)           -          (319)
                                                      --------      --------     --------     --------     --------      --------
Net investment income                                      211             -          (10)           -            -           201
Other revenues                                             115             -            -            -            -           115
Other expenses                                             100             -            -            -            -           100
Non-insurance restructuring & other related costs            -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before income tax, minority interest
    and net realized investment gains                      298          (340)          15          (76)           -          (103)
Income tax (expense) benefit                               (82)          119           (5)          27            -            59
Minority interest                                           (1)           11            -            -            -            10
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before net realized investment gains         215          (210)          10          (49)           -           (34)
Realized investment gains                                  114             -            -            -            -           114
Income tax expense on realized investment gains            (40)            -            -            -            -           (40)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) from continuing operations                   289          (210)          10          (49)           -            40
Cumulative effect of a change in accounting
     principle                                               -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Net income (loss)                                     $    289      $   (210)    $     10     $    (49)    $      -      $     40
                                                      ========      ========     ========     ========     ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                   85.4%
Acquisition expense                                                                                                          22.2
Underwriting expense                                                                                                          9.6
Dividends                                                                                                                     0.2
                                                                                                                         --------
Expense ratio, including dividends                                                                                           32.0
                                                                                                                         --------
Combined ratio                                                                                                              117.4%
                                                                                                                         ========

TWELVE MONTHS ENDED                                                            P&C OPERATIONS
DECEMBER 31, 2003                                   2003 RESULTS
                                                       BEFORE                    CORPORATE  REINSURANCE
                                                     SIGNIFICANT                 AGGREGATE    BAD DEBT  INSURANCE BAD
(In millions)                                           ITEMS    DEVELOPMENT (1) COVERS (2)  PROVISION  DEBT PROVISION 2003 RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                   $  6,887      $   (217)    $   (300)    $      -     $      -      $  6,370
Claim and claim adjustment expenses                      4,730         1,770         (541)           -            -         5,959
Acquisition expenses                                     1,355             -            -          131          242         1,728
Underwriting expenses                                      852             -            -            -            -           852
Policyholders' dividends                                    57            46            -            -            -           103
Restructuring & other related costs                          -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Underwriting (loss) income                                (107)       (2,033)         241         (131)        (242)       (2,272)
                                                      --------      --------     --------     --------     --------      --------
Net investment income                                      695             -          (87)           -            -           608
Other revenues                                             314             -            -            -            -           314
Other expenses                                             292             -            -            -            -           292
Non-insurance restructuring & other related costs            -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before income tax, minority interest
    and net realized investment gains                      610        (2,033)         154         (131)        (242)       (1,642)
Income tax (expense) benefit                              (139)          713          (54)          46           85           651
Minority interest                                           (4)           10            -            -            -             6
                                                      --------      --------     --------     --------     --------      --------
Income (loss) before net realized investment gains         467        (1,310)         100          (85)        (157)         (985)
Realized investment gains                                  475             -            -            -            -           475
Income tax expense on realized investment gains           (167)            -            -            -            -          (167)
                                                      --------      --------     --------     --------     --------      --------
Income (loss) from continuing operations                   775        (1,310)         100          (85)        (157)         (677)
Cumulative effect of a change in accounting
     principle                                               -             -            -            -            -             -
                                                      --------      --------     --------     --------     --------      --------
Net income (loss)                                     $    775      $ (1,310)    $    100     $    (85)    $   (157)     $   (677)
                                                      ========      ========     ========     ========     ========      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                   93.6%
Acquisition expense                                                                                                          27.1
Underwriting expense                                                                                                         13.4
Dividends                                                                                                                     1.6
                                                                                                                         --------
Expense ratio, including dividends                                                                                           42.1
                                                                                                                         --------
Combined ratio                                                                                                              135.7%
                                                                                                                         ========

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on page 10 of the March 31, 2004 Financial Supplement.

                                   2002 & 2003

                    HISTORICAL PROPERTY & CASUALTY INSURANCE

                  CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA

CLAIM & CLAIM ADJUSTMENT
EXPENSE RESERVES                                                                LIFE & GROUP   CORPORATE & OTHER
(In millions)               STANDARD LINES   SPECIALTY LINES   P&C OPERATIONS     NON-CORE          NON-CORE       TOTAL OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
As of March 31, 2002
    Gross                      $ 13,663         $  3,480          $ 17,143        $  3,541          $ 10,196           $ 30,880
    Ceded                         5,262              963             6,225             401             5,435             12,061
    Net                           8,401            2,517            10,918           3,140             4,761             18,819

As of June 30, 2002
    Gross                      $ 13,313         $  3,500          $ 16,813        $  3,484          $ 10,089           $ 30,386
    Ceded                         4,981            1,036             6,017             368             5,393             11,778
    Net                           8,332            2,464            10,796           3,116             4,696             18,608

As of September 30, 2002
    Gross                      $ 13,019         $  3,650          $ 16,669        $  3,206          $  9,850           $ 29,725
    Ceded                         4,896            1,167             6,063             351             5,215             11,629
    Net                           8,123            2,483            10,606           2,855             4,635             18,096

As of December 31, 2002
    Gross                      $ 12,779         $  3,629          $ 16,408        $  3,456          $  7,506           $ 27,370
    Ceded                         4,731            1,210             5,941             472             4,314             10,727
    Net                           8,048            2,419            10,467           2,984             3,192             16,643
-------------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT APPENDIX
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA

CLAIM & CLAIM ADJUSTMENT
EXPENSE RESERVES                                                                LIFE & GROUP   CORPORATE & OTHER
(In millions)               STANDARD LINES   SPECIALTY LINES   P&C OPERATIONS     NON-CORE          NON-CORE       TOTAL OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
As of March 31, 2003
    Gross                      $ 12,626         $  3,555          $ 16,181        $  3,504          $  7,761           $ 27,446
    Ceded                         4,663            1,367             6,030             520             4,667             11,217
    Net                           7,963            2,188            10,151           2,984             3,094             16,229

As of June 30, 2003
    Gross                      $ 12,997         $  3,745          $ 16,742        $  3,561          $  7,641           $ 27,944
    Ceded                         5,091            1,231             6,322             491             4,672             11,485
    Net                           7,906            2,514            10,420           3,070             2,969             16,459

As of September 30, 2003
    Gross                      $ 14,431         $  4,115          $ 18,546        $  3,644          $ 10,074           $ 32,264
    Ceded                         5,419            1,185             6,604             488             6,217             13,309
    Net                           9,012            2,930            11,942           3,156             3,857             18,955

As of December 31, 2003
    Gross                      $ 14,282         $  4,200          $ 18,482        $  3,576          $  9,672           $ 31,730
    Ceded                         5,315            1,281             6,596           1,685             5,935             14,216
    Net                           8,967            2,919            11,886           1,891             3,737             17,514
-------------------------------------------------------------------------------------------------------------------------------